                                                               UNITED STATES
                                 SECURITIES AND EXCHANGE COMMISSION
                                                      Washington, D.C. 20549
                       SCHEDULE 14A
                                 Proxy Statement Pursuant to Section 14(a) of
                        the Securities Exchange Act of 1934 (Amendment No. )
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Chemung Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                                                  CHEMUNG FINANCIAL CORPORATION
                                                                                 One Chemung Canal Plaza
                                                                                   Elmira, New York  14901

                                                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of the Shareholders of Chemung Financial
Corporation will be held at the Holiday Inn Elmira – Riverview, 760 East Water Street, Elmira, New York, on
Thursday, May 10, 2012 at 2:00 p.m., for the following purposes:

1.	The election of five directors for a term of three years expiring in 2015;
2.	To approve the Chemung Financial Corporation Equity Compensation Plans;
3.	Ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012;

4.
To consider and transact such other business as may properly come before the meeting or any adjournment thereof.  At the present time, the Board of Directors knows of no other business to come before the meeting.

Whether or not you plan to attend the meeting, it is important that your shares are represented at the meeting.
Please vote by completing, signing and mailing the enclosed proxy card in the postage-paid envelope provided, or vote by telephone or via the Internet following the instructions on the proxy card.  If you do attend the annual meeting, you may revoke your proxy and vote your shares in person.

The close of business on March 21, 2012 has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at the annual meeting.

By Order of the Board of Directors

Jane H. Adamy
Secretary
April 2, 2012
Elmira, New York

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on
May 10, 2012: The 2012 Proxy Statement and Annual Report to Shareholders for the year ended December
31, 2011 are available at www.amstock.com/proxyservices/viewmaterials.asp

                                                                         CHEMUNG FINANCIAL CORPORATION
                                                                                          PROXY STATEMENT

                                                                        ANNUAL MEETING OF SHAREHOLDERS
                                                                                                 MAY 10, 2012

                                                             INFORMATION REGARDING THE ANNUAL MEETING

                Time and Place of the Meeting

This proxy statement is provided in connection with the solicitation of proxies by the Board of Directors for use at the
Annual Meeting of Shareholders (the “Annual Meeting”) of Chemung Financial Corporation (“Chemung Financial” or “the
Company”) to be held on Thursday, May 10, 2012 at 2:00 p.m., at the Holiday Inn Elmira – Riverview, 760 East Water Street, Elmira,
New York.

This Proxy Statement and the accompanying Proxy and Notice of Annual Meeting of Shareholders are being mailed to shareholders on or about April 2, 2012.  In the proxy statement, the “Bank” refers to Chemung Canal Trust Company, Chemung
Financial’s subsidiary bank.

                Shareholders Entitled to Vote

The record date for the meeting is March 21, 2012.  Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the meeting. On the record date there were 4,575,689 shares of common stock of the Company outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter that properly comes before the meeting.

                Proxies and Voting Procedures

 Shares represented by properly executed proxies will be voted as directed.  If a proxy does not specify how it is to be voted, it will be voted as the Board recommends – that is, FOR the election of the five director nominees named in the proxy statement, FOR the approval of the Equity Compensation Plans and FOR the ratification of Crowe Horwath as our independent registered public accounting firm. Abstentions are counted in the determination of a quorum.  The Board of Directors knows of no other business to be brought before the Annual Meeting but if any other matters are properly presented at the meeting for consideration, the persons named as proxies will have discretion to vote on those matters according to their best judgment.

We offer three alternative ways to vote your shares:

To Vote by Internet – You can access the web page at www.voteproxy.com and follow the on-screen instructions.  Have your proxy card available when you access the web page.

To Vote by Telephone – If you wish to vote by telephone, call toll-free 1-800-776-9437 and follow the instructions.  Have your proxy card available when you call.

To Vote by Mail – To vote by mail, please sign, date and mail your proxy card in the envelope provided as soon as possible.

The deadline for the telephone and internet voting is 11:59 p.m. Eastern Daylight Time on May 9, 2012.  A shareholder may revoke a proxy vote at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, or by delivering a later dated proxy, or by voting in person at the Annual Meeting.

                Required Vote

There are no cumulative voting rights.  Nominees for director will be elected by a plurality of votes cast at the annual meeting by holders of common stock present in person, or represented by proxy and entitled to vote on such election, meaning that the nominees for each directorship who receive the most votes will be elected.  Only shares voted in favor of a nominee will be counted toward the achievement of a plurality.  The approval of the Chemung Financial Corporation Equity Compensation Plans (Proposal 2)
                and the ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 (Proposal 3) each require the affirmative vote of a majority of the votes cast at the meeting.
               Abstentions will be counted in determining the number of shares represented and entitled to vote and will have the effect of voting
               “against” Proposal 2 and 3 but will not be counted and will have no effect on Proposal 1.

                Solicitation of Proxies

The cost of soliciting proxies will be paid for by the Company.  In addition to solicitations by mail, some of the directors, officers or employees of the Company may conduct solicitations in person or by telephone or other appropriate means without remuneration.  The company may also request nominees, brokerage houses, custodians and fiduciaries to forward soliciting material to beneficial owners of stock and will reimburse such intermediaries for their reasonable expenses in forwarding proxy materials.

                                                                                                   PROPOSAL 1
                                                                                     ELECTION OF DIRECTORS

The Board is divided into three classes of directors, as equal in number as possible, with one class to be elected each year for a term of three years.  The Board is not aware that any nominee named in this proxy statement will be unable or unwilling to serve as a director.

Shareholders will be entitled to elect five directors for a three-year term expiring at the 2015 Annual Meeting, or until their respective successors have been duly elected and qualified.  Unless authority to vote for the nominees is withheld, the shares represented by the enclosed proxy card, if properly executed and returned, will be voted FOR the election of the nominees.  Should any nominee become unable to serve as a director, the persons named in the proxy to represent shareholders will vote for any nominee, if any, who may be nominated by the Board.

The biography of each of the nominees and continuing directors below contains information regarding the person’s service as a director, business experience, other director positions, if any, held currently or at any time during the last five years, and individual experience, qualifications, and skills that contribute to the Board’s effectiveness as a whole.  Thomas K. Meier who has served on the board since 1988 and Ralph H. Meyer who has served on the board since 1981 are retiring at this meeting and therefore not seeking re-election.

              Nominees for Election, Term Expires 2015

              David J. Dalrymple, age 58, has served as a director since 1993, and is currently Chairman of the Board of the Company and the
              Bank.  He has held the position of President of Dalrymple Holding Corporation, the parent company for several construction materials and highway construction companies, since 1993.  Mr. Dalrymple is the brother of Robert H. Dalrymple, also a director of the
              Company.  Qualifications to serve on the Board include over three decades of experience in business ownership, financial planning experience, and strong managerial and organizational skills.

              William D. Eggers, age 67, has served as a director since 2002.  He has been Senior Counsel with the law firm of Nixon Peabody
               LLP since 2007 and prior thereto served as Senior Vice President and General Counsel of Corning Incorporated, a diversified manufacturing company, from 1997 until 2007.  Qualifications to serve on the Board include nine years of experience as legal counsel to a Fortune 500 public company, including experience as counsel to audit and finance committees, and service for five years on the company’s risk management council.

              John F. Potter, age 66, has served as a director since 1991.  He has been President of Seneca Beverage Corporation, a wholesale distributor of beer and water products since 1968.  Qualifications to serve on the Board include experience in all aspects of business ownership, business planning, entrepreneurial experience, management experience, sales and marketing, and customer relations skills.

              Robert L. Storch, age 68, has served as a director since 2009.  He owned and managed a dairy farm that included breeding and merchandising purebred cattle for both domestic and international markets from 1966 until 2004.  He served as a board member and officer of several agricultural organizations that dealt with land management and dairy product marketing.  He also served for sixteen years as a board member of the Bank of Canton.  Qualifications to serve on the Board include experience in business management, business planning, sales and marketing.

              Jan P. Updegraff, age 69, has served as a director since 1996.  He retired from the Bank on December 31, 2007.  He was President and Chief Executive Officer of the Company and the Bank from 1998 to 2006 and Vice Chairman of the Board from 2006 to 2007.
              Qualifications to serve on the Board include over three decades of experience in the banking industry, leadership skills, experience in corporate finance, customer relations and corporate oversight skills.

                                The Board of Directors recommends a vote “FOR” each of the above nominees.

Continuing Directors, Term Expires 2014

Larry Becker, age 72, has served as a director since May 2011. He is Chief Operating Officer of Windsor Development Group, Inc.,
a regional full service real estate development company that specializes in the development, acquisition and management of supermarket-anchored properties. Prior to founding Windsor Development, Mr. Becker was a founding member of Teal, Becker &
Chiaramonte CPAs, an accounting firm in the New York State Capital Region. Qualifications to serve on the Board include forty years of experience in owning and managing various business entities in the Capital Region of New York State, experience in corporate finance and accounting, and his experience serving on the Board of Directors of Capital Bank & Trust Company.

Bruce W. Boyea, age 60, has served as a director since March 2011.  He has served as Chairman, President and CEO of Security
Mutual Life Insurance Company of New York, a life insurance company, since 1999.  He is also Chairman of Security Administrators,
Inc., a subsidiary of Security Mutual that provides pension administration services to small and medium-sized companies.
Qualifications to serve on the Board include strategic planning skills, financial management experience, business management, sales and marketing expertise, corporate oversight and leadership skills, and over thirty years experience in the insurance industry.

Stephen M. Lounsberry III, age 58, has served as a director since 1995.  He is President of Applied Technology Manufacturing, a
manufacturer of machined industrial and railroad component parts, a position he has held since 1981.  Qualifications to serve on the
Board include experience in management, marketing, sales, operations, and strategic planning.  He was also a commercial bank internal auditor and vice president of a community bank, through which he gained experience and knowledge of all aspects of banking.

Eugene M. Sneeringer Jr., age 57, has served as a director since May 2011. He is a Principal in the firm of Sneeringer Monahan
Provost Redgrave Title Agency, Inc. He is a practicing attorney specializing in real estate law, commercial lending and title insurance.
Qualifications to serve on the Board include over thirty years experience in commercial transactions, real estate and financial workouts, knowledge and expertise in the mortgage industry, especially related to the Capital Region of New York State, and his experience serving on the Board of Directors of Capital Bank & Trust Company.

Continuing Directors, Term Expires 2013

Ronald M. Bentley, age 59, has served as a director since March 2007.  He has served as the President and Chief Executive Officer of the Company since March 2007 and as President and Chief Operating Officer of the Bank from July 2006 to April 2007.  He was formerly the President of Retail Banking at NBT Bancorp Inc. from 2005 to 2006 and Executive Vice President of Retail Banking and
Regional President at NBT Bancorp Inc. from 2003 to 2005.  Qualifications to serve on the Board include thirty-five years of experience in the banking industry, and leadership, management, strategic planning and organizational skills.

Robert H. Dalrymple, age 61, has served as a director since 1995.  Since 1994, he has been Secretary and Vice President of
Dalrymple Holding Corporation, the parent company for several construction materials and highway construction companies.  Mr.
Dalrymple is the brother of David J. Dalrymple, also a director of the Company.  Qualifications to serve on the Board include experience in all aspects of business ownership, strategic planning skills and financial management experience.

Clover M. Drinkwater, age 65, has served as a director since January 2005.  She has held the title of Partner in the law firm of Sayles
& Evans since 1986.  Qualifications to serve on the Board include strong leadership skills, expertise in tax and legal matters and thirty years of legal experience in trust and estate administration.

Richard W. Swan, age 63, has served as a director since 1984.  He has served as Chairman of the Board of Swan & Sons-Morss Co.,
Inc., an insurance brokerage agency, since 2007 and was formerly President of Swan & Sons-Morss Co., Inc. from 1983 until 2007.
Qualifications to serve on the Board include business management skills, sales experience and all aspects of business ownership.

STOCK OWNERSHIP

Stock Ownership of Significant Shareholders, Directors and Executive Officers

The following table provides information regarding the ownership of the outstanding common stock of Chemung Financial
Corporation as of March 21, 2012.  Information is included for 1) owners of more than 5% of common stock (other than directors or officers), 2) directors and nominees for directors, 3) named executive officers listed in the Summary Compensation Table; and, 4)
executive officers and directors as a group.  Unless otherwise indicated, each of the beneficial owners named below has sole voting and investment authority with respect to the shares listed.

Five Percent Shareholders:

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned

Chemung Canal Trust Company Elmira, NY 14901	478,546	1	10.46%
Directors, Nominees and Named Executive Officers:

Chemung Canal Trust Company Profit-Sharing, Savings and Investment Plan	184,109	2	4.02%
Larry Becker	37,014	3	*
Ronald M. Bentley	17,960		*
Bruce W. Boyea	945		*
David J. Dalrymple	355,720	4,6	7.77%
Robert H. Dalrymple	288,145	5, 6	6.30%
Clover M. Drinkwater	7,798		*
William D. Eggers	9,439		*
Stephen M. Lounsberry III	14,670	7	*
Thomas K. Meier	14,246	7	*
Ralph H. Meyer	3,204	7	*
John F. Potter	41,499	7, 8	*
Eugene M. Sneeringer Jr.	57,354	9	1.25%
Robert L. Storch	1,738		*
Richard W. Swan	84,936	10	1.86%
Jan P. Updegraff	5,441	11	*
John R. Battersby Jr.	11,070	12	*
Richard G. Carr	5,259	13, 14	*
Melinda A. Sartori	5,484	14	*
Anders M. Tomson	2,059	14	*
Directors and executive officers as a group (19 persons)	963,981	15	21.07%
*Less than 1% based upon 4,575,689 outstanding as of March 21, 2012
1
Held by the Bank in various fiduciary capacities, either alone or with others.  Includes 28,765 shares held with sole voting and dispositive powers and 449,781 shares held with shared voting power. There are 306,657 shares held with shared dispositive powers.  Shares held in a co-fiduciary capacity by the Bank are voted by the co-fiduciary in the same manner as if the co-fiduciary were the sole fiduciary.  Shares held by the Bank as sole trustee will be voted by the Bank only if the trust instrument provides for voting of the shares at the direction of the grantor or a beneficiary and the Bank actually receives voting instructions.

2
The Plan participants instruct the Bank, as trustee, how to vote these shares.  If a participant fails to instruct the voting of the shares, the Bank votes these shares in the same proportion as it votes all of the shares for which it receives voting instructions.  Plan participants have dispositive power over these shares subject to certain restrictions.

4

3	Includes 13,382 shares held directly and 50% of the 47,265 shares held by Windsor Glens Falls Partnership LLC of which Mr. Becker is a general partner.
4
Includes 7,761 shares held directly; 9,450 shares held in trust over which Mr. Dalrymple has voting and dispositive powers; 311,720 shares held by the Dalrymple Family Limited Partnership of which David J. Dalrymple and his spouse are general partners; and 33 1/3% of the 59,416 shares held by Dalrymple Holding Corporation, of which
David J. Dalrymple is an officer, director and principal shareholder.

5
Includes 243,867 shares held directly; 7,054 shares held in trust over which Mr. Dalrymple has voting and dispositive powers; and 33 1/3% of the 59,416 shares held by Dalrymple Holding Corporation of which Robert H.
Dalrymple is an officer, director and principal shareholder.  Includes 10,435 shares held by Mr. Dalrymple’s spouse as to which he disclaims beneficial ownership.

6
Includes for both David J. Dalrymple and Robert H. Dalrymple 6,983 shares which represent 46.2% of the 30,230 shares held by Susquehanna Supply Company, a corporation in which each of David J. Dalrymple and Robert H.
Dalrymple has a 23.1% ownership interest.

7
Excludes shares that Messrs. Lounsberry (11,708), Meier (5,901), Meyer (20,256) and Potter (24,143) have credited to their accounts in memorandum unit form under the Company’s Deferred Directors Fee Plan.  The deferred fees held in memorandum unit form will be paid solely in shares of the Company’s common stock pursuant to the terms of the Plan and the election of the Plan participants.  Shares held in memorandum unit form under the Plan have no voting rights.

8	Includes 7,589 shares held by Mr. Potter’s spouse, as to which he disclaims beneficial ownership.

9	Includes 9,492 shares owned by Mr. Sneeringer’s spouse as to which he disclaims beneficial ownership. Includes 1,180 shares held as custodian for his son.

10
Includes 11,700 shares owned by Swan & Sons-Morss Co., Inc. of which Mr. Swan is a director, and 33,255 shares held in four trusts over which Mr. Swan has voting and dispositive power.  Includes 4,316 shares held in trust for the benefit of Mr. Swan, as income beneficiary, and 4,474 shares held by Mr. Swan’s spouse as to which Mr. Swan disclaims beneficial ownership to both.

11	Includes 3,361 shares owned by Mr. Updegraff’s spouse as to which he disclaims beneficial ownership.

12	Includes 4,761 shares owned by Mr. Battersby’s spouse as to which he disclaims beneficial ownership.

13	Includes 825 shares held jointly with spouse.

14
Includes all shares of common stock of the Company held for the benefit of each executive officer by the Bank as trustee of the Bank’s Profit Sharing, Savings and Investment Plan.  Messrs. Battersby, Carr, Tomson and Mrs.
Sartori have an interest in 4,781, 3,216, 406 and 4,125 shares, respectively.

15	Includes 40,112 shares owned by spouses of certain officers and directors of which such officers and directors disclaim beneficial ownership.

INFORMATION REGARDING THE BOARD OF DIRECTORS

Board Organization and Operation

Chemung Financial is managed under the direction of its Board of Directors (the “Board”).  All members of the Board also serve on the Board of Directors of the Bank.  The Board establishes policies and strategies and regularly monitors the effectiveness of management in carrying out these policies and strategies.  Members of the Board are kept informed of the Company’s business activities through discussions with key members of the management team by reviewing materials provided to the Board and by participating in meetings of the Board and its committees.  Currently, the Board has fifteen members.

The Company separates the roles of CEO and Chairman of the Board, which provides the appropriate balance between strategy development and independent oversight of management.  The CEO is familiar with the Company’s business and industry and is responsible for identifying strategic priorities and leading the discussion and execution of strategy.  The Chairman of the Board presides at all executive sessions of the Board facilitating teamwork and communication between management and the Board, while providing guidance to the CEO.  Mr. David J. Dalrymple served as Chairman of the Board in 2011.

The Company’s Governance Guidelines require that the Board consist of a majority of independent directors.  Based upon a review of the responses of the directors to questions regarding affiliations, compensation history, employment, and relationships with family members and others, the Board determined that all directors except for Mr. Bentley meet the independence requirements of applicable laws and rules as determined by the Nominating and Governance Committee. A copy of the Corporate Governance
Guidelines can be viewed at the Corporate Governance link on the Bank's website at www.chemungcanal.com/home/info.governance.

During 2011 the Board of Directors of the Company held twelve meetings.  The Board of Directors of the Bank also held twelve meetings in 2011.  Each director attended at least 75% of the total board meetings and meetings of the board committees on which he or she served except for Mr. Boyea and Mr. Potter.

Board Committees

The committees of the Company’s Board of Directors are the Executive, Audit and Risk Management, Compensation and
Personnel, and Nominating and Governance.

Executive Committee:  This committee serves in a dual capacity as the Executive Committee for the Company and the Bank.
The Executive Committee may, during the interval between Board meetings, exercise all of the authority of the Board, except those powers that are expressly reserved to the Board under law or the Company’s bylaws.  In 2011, members of the Executive Committee included Messrs. D. Dalrymple (Chair), Bentley, R. Dalrymple, Meier, Swan, Updegraff and Ms. Drinkwater.  There was one meeting of the Executive Committee in 2011.

Audit and Risk Management Committee:  The responsibilities of the Audit and Risk Management Committee (the “Audit
Committee”) include the appointment of independent auditors, the pre-approval of all audit and non-audit services performed by the
Company’s independent auditors, the review of the adequacy of internal accounting and disclosure controls of the Company, and the oversight of risk management.  All Audit Committee members are independent as defined by applicable laws and regulations.  In
2011, members of the Committee included Messrs. Becker (Chair), Eggers, Meyer, Potter and Storch.  Mr. Meyer served as the Audit
Committee’s “financial expert” in accordance with applicable laws, the Audit Committee having determined that Mr. Meyer met all required qualifications within the meaning of pertinent regulations.  There were five meetings of the Audit Committee in 2011.  See the report of the Audit and Risk Management Committee on page 19.

Compensation and Personnel Committee:  The purpose of the Compensation and Personnel Committee (the “Compensation
Committee”) is to discharge the Board’s duties relating to the compensation of the executive officers and to review the Bank’s compensation policies and programs affecting other employees.  The Compensation Committee met three times in 2011.  The members of the Compensation Committee meet the independence requirements of applicable laws and rules as determined by the
Board.  In 2011, members of the Compensation Committee included Messrs. Meyer (Chair), D. Dalrymple, R. Dalrymple, Eggers,
Lounsberry, Meier, Sneeringer and Swan.

Nominating and Governance Committee:  The Nominating and Governance Committee met four times in 2011 and included
Messrs. Eggers (Chair), Lounsberry, Meyer, Potter, and Ms. Drinkwater.  The members of the Nominating and Governance
Committee meet the independent requirements of applicable laws and rules as determined by the Board.  In general, the Committee oversees the Company’s corporate governance matters on behalf of the Board and is responsible for the identification and recommendation of individuals qualified to become members of the Board.  The Committee’s functions include (i) identifying, evaluating and recommending qualified director nominees; (ii) the consideration of shareholder nominees for election to the Board;
(iii) reviewing the committee structure and making recommendations to the Board for committee membership; (iv) recommending corporate governance guidelines to the Board; and, (v) overseeing a self-evaluation process for the Board and its committees.

The Committee reviews annually with the Board the composition of the Board as a whole and considers whether the Board reflects an appropriate balance of knowledge, experience, skills, expertise and diversity.  Among other factors, the Committee looks for director nominees who know the communities and industries that the Company serves.  The Committee utilizes the following process when identifying and evaluating the individuals that it recommends to the Board as director nominees.

•
The Committee reviews the qualifications of any candidates who have been properly recommended or nominated by the shareholders, as well as those candidates who have been identified by management, individual members of the
Board or, if the Committee determines, a search firm.

•	The Committee evaluates the performance and qualifications of individual members of the Board eligible for re- election at the annual meeting of shareholders.

•
The Committee considers the suitability of each candidate, including the current members of the Board, in light of the current needs of the Board.  In evaluating the suitability of the candidates, the Committee considers many factors including issues of character, judgment, independence, business expertise, experience, other commitments, and such other factors as the Committee concludes are pertinent.  Diversity of experience, skills, gender, race, ethnicity and age are factors, among others, considered in this process.

•	After such review and consideration, the Committee recommends that the Board select the slate of director nominees.

•
Shareholder recommendations for nominees to the Board must be directed in writing to the Corporate Secretary,
One Chemung Canal Plaza, Elmira, New York 14901, and must include (i) the name and address of the shareholder proposing a nominee for consideration; (ii) the number of shares owned by the notifying shareholder and the date the shares were acquired; (iii) any material interest of the notifying shareholder in the nomination and a statement in support of the nominee with references; (iv) the name, age, address and contact information for each proposed nominee; (v) the principal occupation or employment of each proposed nominee; (vi) the number of shares of the
Company’s common stock that are owned by the nominee as of record date; (vii) detailed information about any relationship or understanding between the proposing shareholder and the nominee; (viii) detailed information of any relationship between the nominee and the company within the last three years; and, (ix) other information regarding the nominee as would be required to be included in the proxy statement pursuant to Regulation 14A under the
Securities Exchange Act of 1934.

                Chemung Financial Corporation’s bylaws establish an advance notice procedure with regard to certain matters, including shareholder proposals and director nomination, which are properly brought before an annual meeting of shareholders.  To be timely, a shareholder’s notice must be delivered to or mailed and received at the Company’s principal executive offices not less than 120 calendar days prior to the date proxy statements were mailed to shareholders in connection with the previous year’s annual meeting of shareholders.  In the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the shareholder to be timely must be so received a reasonable time before the solicitation is made.

                A copy of the Nominating and Governance Committee Charter can be viewed at the Corporate Governance link on the
Bank’s website at www.chemungcanal.com/home/info.governance.

Compensation of Directors

The Compensation Committee periodically reviews the compensation of the Board of Directors and makes recommendations to the full Board with respect to the type and amounts of compensation payable to the directors for service on the Board and Board committees.

                Each non-employee director of the Company receives an annual retainer of $5,500 and a fee of $300 for each meeting of the
Board of Directors and its committees attended.  The chair of each committee receives $350 for each committee meeting attended.
The Chairman of the Board receives an additional annual retainer of $2,750.  One fee is paid for attendance at meetings that serve both the Company and the Bank.  Mr. Bentley receives no cash compensation for his services as a director.

                A Deferred Directors Fee Plan for non-employee directors provides that directors may elect to defer receipt of all or any part of their fees.  Deferrals are either credited with interest compounded quarterly at the Applicable Federal Rate for short-term debt instruments or converted to units, which appreciate or depreciate, as would an actual share of the Company’s common stock purchased on the deferral date.  Cash deferrals will be paid into an interest bearing account and paid in cash.  Units will be paid in shares of common stock.

                Pursuant to the provisions of the Chemung Financial Corporation Directors’ Compensation Plan, additional compensation is paid to each non-employee director in shares of the Company’s common stock in an amount equal to the total amount of cash fees earned by each director during the year, valued as of December 31, and paid in January. For his service as a director on the Boards of the Company and the Bank, Mr. Bentley is paid a director’s fee in an amount equal in value to the average compensation awarded to non-employee directors who have served twelve (12) months of the previous year. Effective January 1, 2012, the Board approved the amendment and restatement of the Directors’ Compensation Plan, to change the definition of “grant price” of stock awards under the
Plan.  The Directors’ Compensation Plan, which is being submitted to shareholders for their approval, is included in Appendix A page
22. The following table summarizes compensation earned by all directors in 2011.

Director Compensation Table

Directors	Fees Earned or Paid in Cash	Number of Shares Awarded	Market Value of Shares (1)	Total
Robert E. Agan	$ 4,850	213	$ 4,850	$ 9,700
Larry Becker	$ 9,150	402	$ 9,150	$18,300
Ronald M. Bentley		707	$16,073	$16,073 (2)
Bruce W. Boyea	$10,125	445	$10,125	$20,250
David J. Dalrymple	$19,250	846	$19,250	$38,500
Robert H. Dalrymple	$15,750	692	$15,750	$31,500
Clover M. Drinkwater	$14,200	624	$14,200	$28,400
William D. Eggers	$18,000	791	$18,000	$36,000
Stephen M. Lounsberry III	$17,250	758	$17,250	$34,500
Thomas K. Meier	$13,150	578	$13,150	$26,300
Ralph H. Meyer	$18,300	804	$18,300	$36,600
John F. Potter	$14,400	633	$14,400	$28,800
Eugene M. Sneeringer Jr.	$ 8,450	371	$ 8,450	$16,900
Robert L. Storch	$15,700	690	$15,700	$31,400
Charles M. Streeter Jr.	$ 7,500	330	$ 7,500	$15,000
Richard W. Swan	$15,400	677	$15,400	$30,800
Jan P. Updegraff	$15,400	677	$15,400	$30,800
(1) These amounts are based on a 12/31/11 market value of $22.75.

(2) This amount is also reported for Mr. Bentley in the Stock Awards Column of the Summary Compensation Table on page 13 and as a Grant of a Plan-Based Award on page 14.

Communicating with the Board

Shareholders may communicate in writing with the Board of Directors or with individual directors by contacting the
Company’s Corporate Secretary, One Chemung Canal Plaza, Elmira, New York 14901. The corporate secretary will relay the question or message to the specific director identified by the shareholder or, if no specific director is requested, to the CEO.

Directors Attendance at Annual Meetings

The Company does not have a formal policy regarding attendance by a member of the Board of Directors at the Company’s annual meeting.  The Company will continue to encourage such attendance.  In 2011 thirteen directors attended the Annual Meeting of
Shareholders.

The Board’s Role in Risk Oversight

The Board has charged the Audit Committee with the oversight of risk management.  In 2009, the Board created the position of Chief Risk Officer (CRO) reporting to the President and CEO and the Audit Committee.  The CRO is responsible for developing and maintaining a comprehensive process for identifying, assessing, monitoring, and reporting key risks to the organization.  The CRO ensures that risk limits are appropriate for the nature and complexity of the Bank’s business activities and are consistent with the risk parameters established by the Board.  The CRO makes regular reports to the Board and Audit Committee regarding the status of risk management.

As it relates to the risks inherent in the Bank’s incentive compensation programs, joint meetings of the Audit Committee and the Compensation and Personnel Committee are held in order to determine if the Bank’s incentive compensation plans encourage excessive risk-taking.  At the present time, the committees and the Board do not believe these programs create risks that are reasonably likely to have a material adverse effect on the Company, due to the existence of internal controls and the fact that the incentive payments comprise a small portion of total compensation.  See “Compensation Discussion and Analysis” section for more information about the Bank’s incentive compensation plans.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation and Personnel Committee

The Compensation Committee, currently consisting of Directors Meyer (Chair), D. Dalrymple, R. Dalrymple, Eggers,
Lounsberry, Meier and Swan, met three times in 2011 The members of the Committee meet the independence requirements of applicable laws and rules as determined by the Board.

Compensation Philosophy and Objectives

The Compensation Committee reviews and administers the Company’s compensation policies and practices for the Named
Executive Officers (“NEOs”).  The current NEOs named in the Summary Compensation Table are President and Chief Executive
Officer, Ronald M. Bentley, Chief Financial Officer and Treasurer, John R. Battersby Jr. and Bank Executive Officers Richard G.
Carr, Melinda A. Sartori and Anders M. Tomson.

The Company’s compensation philosophy is designed to attract, motivate and retain highly qualified financial services professionals capable of maximizing business performance for the benefit of shareholders.  The Compensation Committee believes in a simple, straightforward approach to executive compensation and therefore has limited the number and types of programs used, as discussed below in the Elements of Compensation subsection.

The Compensation Committee’s goal is to provide a competitive level of total compensation targeted at the average level, compared to similar financial services companies.  NEOs are rewarded for satisfying both Company and individual performance goals.  In 2011, compensation components for the NEOs were: 1) base salary; 2) short and long term performance-based incentives;
and, 3) retirement and other benefits.

Setting Executive Compensation - Benchmarking with Peer Companies

The Compensation Committee analyzes and uses compensation data provided by Pearl Meyer & Partners, LLC (“Pearl
Meyer”) which conducts an annual compensation survey in conjunction with the New York Bankers Association, an industry trade association.  The Company has no relationship with Pearl Meyer & Partners other than as a participant in the survey.  In 2011 thirty-
four New York State banks and financial institutions participated in the survey.  In 2011, the total compensation for the NEOs approximates the average of the participating banks. A listing of the participating banks is provided on page 12.

Elements of Compensation

Base Salary:  Base salary paid to executives is reviewed against market on an annual basis.  Base salary levels reflect the
Compensation Committee’s perceived value of the position, both in the context of the market data for similar positions, as well as the individual fulfilling the duties of the position. Mr. Bentley reviews the base salaries of the other NEOs with the Compensation
Committee and a recommendation for approval is submitted to the full Board.  The recommendations are based upon an evaluation process, which includes professional and leadership performance as well as the attainment of goals set forth in the Company’s annual business plan.

The Compensation Committee reviewed the relevant market data and considered individual performance of each NEO in
2010, and determined that the base salaries should be increased in January 2011 as follows:  Mr. Battersby $5,500; Mr. Carr $10,000;
and Mrs. Sartori $4,480.  The actual base salaries for 2011 are reported in the Summary Compensation Table on page 13. Similarly in
January 2012, the Compensation Committee reviewed the NEOs base salaries utilizing the same methodology (relevant market data and individual performance) and increased the base salaries as follows: Mr. Battersby $10,000; Mr. Carr $10,000; Mrs. Sartori $4,500;
and Mr. Tomson $6,300.

The Compensation Committee conducts an annual performance review of the CEO.  The CEO’s performance objectives are defined consistent with, and in support of, the Company’s annual business plan and performance is also measured against progress towards the attainment of the Company’s long-term strategic plan.  These goals include, but are not limited to, metrics related to net income, return on equity, efficiency, asset quality, bank performance against a peer group and progress in achieving long-term strategic objectives.  The peer group consists of publicly traded banks in New York and Pennsylvania with total assets between $500 million and $6 billion.  In 2011 the following banks were included in the peer group:  Alliance Financial Corporation; Arrow Financial
Corporation; Canandaigua National Corporation; Citizens and Northern Corporation; Community Bank System, Inc.; Fidelity D&D
Bancorp, Inc.; Financial Institutions, Inc.; NBT Bancorp, Inc.; Penseco Financial Services; and Tompkins Financial Corporation. In
January 2012, the Committee determined that Mr. Bentley achieved his 2011 goals and he received a base salary increase of $15,000.
Based on a similar assessment of the CEO’s performance in 2010, the Committee increased Mr. Bentley’s base salary by $13,000 in
2011.  The total base salary earned by Mr. Bentley in 2011 is reported in the Summary Compensation Table on page 13.

Short and Long-Term Performance-Based Incentive Compensation:  The Company has created incentive compensation programs to motivate and reward senior officers (including the NEOs) for achieving predefined goals.  The Compensation Committee and the Board do not subscribe to formula-driven incentive plans but believes in maintaining discretion over the payment of incentive compensation.  This discretion permits the Compensation Committee to make compensation decisions in the best interests of the
Company and shareholders when events beyond the control of management positively or negatively influence financial results.  In such circumstances, the Compensation Committee may reduce or increase incentive payments but in no event shall the payments be materially greater than the levels described below.  The Compensation Committee and the Board do not believe these plans are reasonably likely to have a material adverse effect on the Company.  These plans are believed to be of low risk as the plans provide for payments that comprise a moderate percentage of total compensation and, therefore, do not encourage excessive risk taking.
Furthermore, these plans generally conform to proposed sound incentive compensation policies as prescribed by the Federal Reserve
Board.

The Compensation Committee considers cash and restricted stock awards to recognize significant efforts or individual contributions of senior officers, including the NEOs (but excluding the CEO). In 2011 the cash awards were $315,000, which represents approximately 20% of the annual base salaries of these officers.  In determining these awards, many factors are considered including, but not limited to, the Company’s net earnings vs. original plan, the financial results delivered by the senior officer’s division against goal, service quality results vs. goal, individual success in implementing business plan initiatives, and other contributions made by the senior officer to the Company’s success.  The senior officers eligible for an award, the criteria used to determine individual awards, and actual awards are reviewed with the Compensation Committee.  There is no expectation that these awards will be paid each year. In 2011, these incentive compensation payments for senior management totaled $624,296 representing
32.6% of total base salaries of those receiving payments.  The following paragraphs provide a description of these plans.

In 2010, the Board approved a Restricted Stock Plan for officers of the Company, excluding the CEO. The Board may make discretionary grants of restricted shares of the Company’s common stock to officers selected to participate in the Plan. The Board believes that these awards 1) align the interests of the Company’s executives and senior managers with the interests of the Company and its shareholders, 2) insures the Company’s compensation practices are competitive and comparable with its peers; and, 3)
promotes retention of selected management level employees. The awards are based on the performance, responsibility and contributions of the NEOs and other senior officers and target an award at an average of the peer group. Mr. Bentley recommends the number of shares to be awarded to senior officers, including the NEOs, which is subject to the approval of the Compensation
Committee and the Board and which may not exceed 10,000 shares per year in the aggregate. Twelve senior officers including Mr.
Battersby, Mr. Carr, Mrs. Sartori and Mr. Tomson were awarded restricted stock in 2011. These shares vest over a five year period, lapse with termination of employment, with or without cause, and vest immediately in case of death, disability or a change of control.
The Restricted Stock Plan, which is being submitted to shareholders for their approval, is included in Appendix A on page 30.

President & CEO Bonus Plan:    The Compensation Committee and Board determined that Mr. Bentley achieved the goals established for him in 2011 and awarded him a bonus of $199,450.  The bonus was paid in January 2012, $119,450 in cash and
$80,000 in Company stock, which amounted to 3,453 shares.  Effective as of January 1, 2012, the Board approved the restatement of this Plan, which is now known as the Chemung Financial Corporation Incentive Compensation Plan. The Incentive Compensation
Plan provides for the grant of unrestricted stock and/or cash awards to select officers and key employees designated annually in the
sole discretion of the Board as a reward for attainment of annual and long-term performance goals.   The maximum number of shares
that can be awarded as unrestricted stock is ten thousand (10,000) per calendar year.  The Incentive Compensation Plan, which is being submitted to shareholders for their approval, is included in Appendix A on page 25.

As previously discussed, Mr. Bentley also receives shares of Company stock for his service as a board director based upon an amount equal to the average compensation received by non-employee directors.  He receives no cash compensation for serving on the
Company and Bank Boards. For his 2011 services on the Company and Bank Boards, Mr. Bentley received 707 shares in January
2012 with a value of $16,073.

Retirement and Other Benefits:  The Company provides retirement benefits through a combination of a pension plan and a
401(k) plan.  The Company instituted a “soft freeze” to its Pension Plan and employees hired after June 30, 2010 are not eligible to participate. All NEOs except Mr. Tomson are participants in the Pension Plan, the cost is paid for by the Company and the benefits are payable based upon years of service and a calculation of final average compensation, which is further described on page 16.
Company contributions are discretionary in accordance with the business plan approved by the Board each year. The Company’s 401(k) Plan allows employees to contribute up to 70% of base pay on a pre-tax basis up to the statutory limits. Because Mr. Tomson does not participate in the Pension Plan, he receives a 4% non-discretionary contribution to the 401(k) Plan subject to the Employee Retirement
Income Security Act (ERISA) regulations.

           The NEOs are eligible for the same benefits available to all other employees including life and health insurance, vacations, holidays, and personal and sick leave.

   The Compensation Deferral Plan allows the NEOs, and other senior officers that the Compensation Committee may approve annually, to defer all of their compensation to a future date. Although all of the NEOS are eligible to participate, Mr. Carr and Mrs.
Sartori are the only NEOs who participate in the program.

Perquisites are provided to the NEOs that the Compensation Committee believes are modest, reasonable and similar to those provided to executive officers at peer financial institutions, and are designed to assist the executives in carrying out their duties.  Club memberships are provided to the NEOs to enable them to interact and foster relationships with clients and local business people.  Mr.
Bentley has the use of a Company owned vehicle of which his personal use is subject to tax. Mr. Battersby, Mr. Carr and Mrs. Sartori receive a car allowance, which is taxed as additional compensation in accordance with IRS regulations.

The Company entered into a Severance Agreement and a Change of Control Agreement with Mr. Bentley upon his joining the Company in 2006.  Under the Severance Agreement, if Mr. Bentley’s employment is terminated, he would receive his base salary for one year and would remain covered under the employee benefit programs for one year.  Under the Change of Control Agreement,
Mr. Bentley would receive a range of different payments depending on the circumstances, which are further described on page 17.

The Company has entered into Change in Control Agreements with Messrs. Battersby, Carr, Tomson and Mrs. Sartori.  The purpose of the agreements is to retain and secure key employees and encourage their continued attention and dedication to their assigned duties.  In the event of their termination, following a change in control, they would receive a severance benefit equal to two times their highest annual compensation, including salary and bonus, based on the last two years of compensation. Under the terms of the Restricted Stock Plan, if there is a change in control, all shares granted would vest and all restrictions would lapse.

Total Compensation of the NEOs

The Compensation Committee believes that the total compensation paid to the NEOs in 2011 approximates the average total compensation for similar positions at the peer banks that participated in the 2011 Pearl Meyer & Partners Banking Compensation
Survey.

The following is the peer group used in the 2011 Pearl Meyer & Partners survey:

Alliance Bank, N.A.	Five Star Bank	Suffolk County National Bank
Ballston Spa National Bank	Flushing Savings Bank	The Adirondack Trust Company
Bank of Akron	Glens Falls National Bank & Trust	The Bank of Castile
Berkshire Bank	Jeff Bank	The Bank of Greene County
Champlain National Bank	Mahopac National Bank	The Dime Savings Bank Williamsburgh
Columbia Bank	National Bank of Coxsackie	The Lyons National Bank
Community Bank, N.A.	New York Community Bancorp, Inc.	Tioga State Bank
ESL Federal Credit Union	Northfield Bank	Tompkins Trust Company
Evans National Bank	Oneida Savings Bank	Ulster Savings Bank
Fairport Savings Bank	Orange County Trust Company	Walden Savings Bank
First Trade Union Bank	Solvay Bank	Webster Bank

COMPENSATION AND PERSONNEL COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussion, recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation and Personnel Committee:

Ralph H. Meyer, Chairman	Stephen M. Lounsberry III
William D. Eggers	Thomas K. Meier
David J. Dalrymple	Eugene M. Sneeringer Jr.
Robert H. Dalrymple	Richard W. Swan

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee was an officer or an employee of the Company or any of its subsidiaries during 2011 or any prior period.  None of the Company’s executive officers has served as a member of a compensation committee or board of directors of any entity that has an executive officer serving as a member of the Company’s Board or
Compensation Committee.

EXECUTIVE COMPENSATION

The following tables summarize compensation information paid or earned by the current NEOs of the Company and the Bank for the fiscal year ended December 31, 2011, with comparative information for 2010 and 2009.

Summary Compensation Table

Name and Principal Position	Year	Salary (1)	Bonus (1)	Stock Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value (4)	All Other Compensation (5)	Total
Ronald M. Bentley President & Chief Executive Officer	2011 2010 2009	$389,000 $376,077 $363,846	$100,000 $95,000 $55,000	$96,073(2) $71,531 $70,829	$19,450 $18,850 $18,192	$88,890 $64,260 $41,762	$22,095 $21,515 $20,958	$715,508 $647,233 $570,587
John R. Battersby Jr. Executive Vice President CFO & Treasurer	2011 2010 2009	$159,789 $154,327 $149,756	$35,000 $35,000 $30,000	$15,000 (3) $20,000 (3)	$7,488	$113,818 $83,776 $42,612	$20,117 $17,318 $16,742	$343,724 $310,421 $246,598
Richard G. Carr Executive Vice President	2011 2010 2009	$139,231 $130,154 $124,231	$35,000 $30,000 $30,000	$15,000 (3) $15,000 (3)	$6,212	$58,158 $39,382 $19,670	$22,705 $20,818 $15,093	$270,094 $235,354 $195,206
Melinda A. Sartori Executive Vice President	2011 2010 2009	$153,658 $149,183 $144,808	$25,000 $25,000 $25,000	$15,000 (3) $15,000 (3)	$7,240	$70,004 $47,623 $18,372	$20,215 $20,274 $13,219	$283,877 $257,080 $208,639
Anders M. Tomson President, Capital Bank Division	2011	$141,346	$35,000	$37,950 (3)			$14,534	$228,830
(1) The amounts shown for salary and bonus represent amounts earned in 2011.
(2) The awards to Mr. Bentley were fully vested upon grant and reflect the grant date fair value computed in accordance with FASB ASC Topic 718. The
      2011 stock awards granted to Mr. Bentley include director fees in the amount of $16,073. See table below captioned “Grants of Plan-Based Awards.”

(3) The amounts shown for Mr. Battersby, Mr. Carr, Mrs. Sartori and Mr. Tomson represent shares granted under the Restricted Stock Plan and reflect the grant date fair value computed in accordance with FASB ASC Topic 718. Twenty percent of the restricted stock awarded vests each year commencing with the first anniversary date of the award and is 100 percent vested on the fifth anniversary date. See table below captioned “Grants of Plan-Based
     Awards.”

(4)  The amounts shown represent the aggregate change, from December 31, 2010 to December 31, 2011, in the present value of the named executive officers’ accumulated pension benefit from the Chemung Canal Trust Company Pension Plan and, for Mr. Bentley, from the Chemung Canal Trust
       Company Executive Supplemental Retirement Plan.

(5) The amounts shown include matching contributions made by Chemung Canal to the 401(k) Plan, dividends paid on restricted stock and perquisites, such as car and club memberships. The NEOs participate in certain group health, life, disability and medical reimbursement plans, not disclosed in the
      Summary Compensation Table, that are generally available to salaried employees and do not discriminate in scope, terms and operation. See the table below captioned “All Other Compensation Table.”

All Other Compensation
Name	401(k) Match	Dividends on Restricted Stock	Automobile	Club Memberships	Total
Ronald M. Bentley	$7,350		$2,550	$12,195	$22,095
John R. Battersby Jr.	$6,137	$942	$4,427	$ 8,611	$20,117
Richard G. Carr	$5,660	$706	$5,500	$10,986	$22,705
Melinda A. Sartori	$5,513	$706	$6,000	$ 7,489	$20,215
Anders M. Tomson		$250		$14,284	$14,534

Grants of Plan-Based Awards
Name	Grant Date	All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock Awards

Ronald M. Bentley John R. Battersby Jr. Richard G. Carr Melinda A. Sartori Anders M. Tomson	01/09/11 02/02/12 12/21/11 12/21/11 12/21/11 12/21/11 07/08/11	707 3,453 653 653 653 653 1,000	$16,073 (1) $80,000 (2) $15,000 (3) $15,000 (3) $15,000 (3) $15,000 (3) $22,950 (4)
(1) Based on services as a member of the Board of Directors during 2011. Under this arrangement an award was made to Mr. Bentley in an amount equal to the average base compensation received by non-employee directors of the Board during 2011.The award is based upon a market value of $22.75 as of 12/31/11.

(2) This grant was awarded to Mr. Bentley as part of a year-end bonus. The stock award is based upon a market value of $23.27, a thirty trading day average prior to Board approval on January 18, 2012.

(3) These amounts represent the market value of $23.00, the closing price for the Company’s common stock on the grant date, December 21, 2011.

(4) This amount was granted to Mr. Tomson under the terms of his employment agreement and is based on a market value of $22.95 as of July 8, 2011.

Outstanding Equity Awards at December 31, 2011
Name	Number of Shares or Units of Stock That Have Not Vested	Grant Date	Market Value of Shares or Units of Stock That Have Not Vested $ (2)

John R. Battersby Jr.	188 188 188 190 131 131 131 131 129	12/15/2012 12/15/2013 12/15/2014 12/15/2015 12/21/2012 12/21/2013 12/21/2014 12/21/2015 12/21/2016	4,277 4,277 4,277 4,323 2,980 2,980 2,980 2,980 2,935
Richard G. Carr	141 141 141 142 131 131 131 131 129 14	12/15/2012 12/15/2013 12/15/2014 12/15/2015 12/21/2012 12/21/2013 12/21/2014 12/21/2015 12/21/2016	3,208 3,208 3,208 3,231 2,980 2,980 2,980 2,980 2,935
Melinda A. Sartori	141 141 141 142 131 131 131 131 129	12/15/2012 12/15/2013 12/15/2014 12/15/2015 12/21/2012 12/21/2013 12/21/2014 12/21/2015 12/21/2016	3,208 3,208 3,208 3,231 2,980 2,980 2,980 2,980 2,935
Anders M. Tomson	200 200 200 200 200 131 131 131 131 129	07/08/2012 07/08/2013 07/08/2014 07/08/2015 07/08/2016 12/21/2012 12/21/2013 12/21/2014 12/21/2015 12/21/2016	4,550 4,550 4,550 4,550 4,550 2,980 2,980 2,980 2,980 2,935
(1) The shares will vest ratably over five years. (2) These amounts represent the market value of $22.75, the closing price for the Company’s common stock on December 31, 2011.

Stock Vested
	Number of Shares Acquired on Vesting	Value Realized on Vesting $ (1)
John R. Battersby Jr. Melinda A. Sartori Richard G. Carr	188 141 141	4,418 3,314 3,314
(1) These amounts represent the market value of $23.50, the closing price for the Company’s common stock on the vesting date.

Nonqualified Deferred Compensation Plan

The Deferred Compensation Plan allows a select group of management, including the NEOs, to defer all of their annual compensation, to a future date. Eligible employees are generally highly compensated employees and are designated by the Board from time to time. Deferred amounts are an unfunded liability of the Company. The Plan requires deferral elections be made before the beginning of the calendar year during which the participant will perform the services to which the compensation relates. Participants in the Plan are required to elect a form of distribution, either lump sum payment or annual installments not to exceed ten years, and a time of distribution, either a specified age or a specified date. The terms and conditions for the deferral of compensation are subject to the provisions of 409A of the IRS Code.

Pension Benefits

Chemung Canal Trust Company Pension Plan:  Messrs. Battersby, Bentley, Carr and Mrs. Sartori are participants in the
Chemung Canal Trust Company Pension Plan, a non-contributory defined benefit pension plan. The Pension Plan is a “qualified plan”
under the IRS Code and therefore must be funded.  Contributions are deposited to the Plan and held in trust.  The Plan assets may only be used to pay retirement benefits and eligible plan expenses.  As of December 31, 2011 Mr. Battersby, Mr. Bentley and Mr. Carr
have reached age 55 and have completed 5 years of service to be eligible for early retirement.

Under the Plan, pension benefits are based upon final average annual compensation where the annual compensation is total base earnings paid plus 401(k) salary deferrals. Bonuses, overtime, commissions and dividends are excluded.  The normal retirement benefit equals 1.2% of final average compensation (highest consecutive five years of annual compensation in the prior ten years) times years of service (up to a maximum of 25 years) plus 1% of average monthly compensation for each additional year of service (up to a maximum of 35 years) plus .65% of average monthly compensation in excess of covered compensation for each year of credited service up to 35 years. Covered compensation is the average of the social security taxable wage bases in effect for the 35 year period prior to normal social security retirement age. Compensation for purposes of determining benefits under the Plan is reviewed annually.

Normal retirement age under the plan is 65.  Participants may commence their retirement benefit prior to the age of 65 if they have at least five years of credited service and have attained age 55.  The retirement benefit payable before age 65 is reduced to recognize the greater number of years during which the participant will receive the retirement benefit.  The reduction is 6 2/3% for each year between age 60 and 65 that the benefit commences prior to the age of 65.  The reduction prior to age 60, if the benefit commences between age 55 and 60, is 5.33% per year.

Chemung Canal Trust Company Executive Supplemental Pension Plan: As described above, U.S. laws place limitations on compensation amounts that may be included under the Pension Plan.  The Executive Supplemental Pension Plan is provided to executives in order to produce total retirement benefits, as a percentage of compensation, that is comparable to employees whose compensation is not restricted by the annual compensation limit.  Pension amounts based upon the pension plan formula, which exceed the applicable limitations, will be paid under the Executive Supplemental Pension Plan. Currently Mr. Bentley is the only active participant.

The Executive Supplemental Pension Plan is a “non-qualified plan” under the Internal Revenue Service Code.  Contributions to the Plan are not held in trust; therefore, they may be subject to the claims of creditors in the event of bankruptcy or insolvency.
When payments come due under the Plan, cash is distributed from general assets.

Pension Benefits Table

                The table below sets forth the accumulated benefits to which the executives would be entitled had they terminated employment on December 31, 2011 and elected to commence their benefit at the earliest age at which they would receive an unreduced benefit, payable as a monthly benefit for as long as the executive lived.  The expected benefit payments are discounted using interest and mortality assumptions to produce the present value of the accumulated benefit as of December 31, 2011.  The assumed interest rate is 4.95% and the mortality assumption is based upon the RP-2000 Mortality Table with projections specified by
IRS Proposed Regulation Section 1-430(h)(3)-1.

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit ($)
Ronald M. Bentley	Chemung Canal Trust Company Pension Plan Chemung Canal Trust Company Executive Supplemental Pension Plan	5 5	172,230 94,704
John R. Battersby Jr.	Chemung Canal Trust Company Pension Plan	23	505,273
Richard G. Carr	Chemung Canal Trust Company Pension Plan	14	204,661
Melinda A. Sartori	Chemung Canal Trust Company Pension Plan	17	265,190

Potential Payments upon Termination of Employment or Change in Control

The following paragraphs summarize the estimated amounts payable to each of the NEOs under an employment agreement or change in control agreement assuming employment was terminated December 31, 2011.

Mr. Bentley is covered under a Severance Agreement and a Change of Control Agreement.  Under the Severance Agreement,
if terminated involuntarily without cause, he would receive one year’s salary equal to $390,000 and employee benefits for one year equal to $277,512.

Under the Change of Control Agreement, Mr. Bentley would receive a number of payments and benefits under different circumstances:  1) Within two years following a change of control if there is (a) involuntary termination without cause or by him for good reason, or (b) there is a termination by him for any reason within one year of the change of control, he would receive cash severance equal to 2.99 times the highest annual compensation paid to him, based upon the prior two years, in the amount of
$1,701,310, a present value of employee retirement plan benefits in the amount of $502,146 and a potential tax gross-up of excise tax;
and 2) if he voluntarily terminates his employment more than one year after a change of control, his payments would total $949,050 comprised of cash severance of $569,000 and a present value of employee and retirement plan benefits of $380,050.

Under the Company’s executive supplemental disability benefit program Mr. Bentley, if terminated due to disability, would receive benefits that would continue until the earlier of recovery, death or age 67 with a present value of $471,139.

The Company has entered into Change of Control Agreements with executive officers Battersby, Carr, Sartori and Tomson.
Following a change in control, if the executive’s employment is terminated within twelve months or if the executive resigns for any reason, the agreements provide for payments of two (2) times the executive’s annual compensation (including only salary and bonus)
for the last two years.  Payments would be made in equal monthly installments for twenty-four (24) months following the effective date of the termination.

The amount of severance pay that each of the executive officers would be entitled to, pursuant to the Change in Control
Agreements, if termination had occurred on December 31, 2011 is as follows:  Mr. Battersby $451,587; Mr. Carr $406,172; Mrs.
Sartori $415,026; and, Mr. Tomson $420,298.

PROPOSAL 2
APPROVAL OF THE COMPANY’S EQUITY COMPENSATION PLANS

The Board of Directors has approved the formal adoption, and amendment and restatement of three existing equity compensation arrangements that provide for the grant of restricted and unrestricted stock awards and cash awards to directors and select officers and key employees of the Company. The Board wishes to give shareholders an opportunity to review and approve the following plans, as amended and restated.

                (1)  Directors’ Compensation Plan.  The purpose of the Directors’ Compensation Plan is to enable the Company to attract and retain persons of exceptional ability to serve as directors and stockholders in enhancing the value of the common stock of the
Company.  The Plan was originally established to provide for the cash payment of an annual retainer and fees to non-employee directors serving on the Board of Directors of the Company and the Bank.  The Plan was subsequently amended to provide: (i)
payment of additional compensation to each non-employee director in shares of the Company’s common stock in an amount equal to the total cash compensation earned by each non-employee director during the year for service on the Board of Directors of each of the
Company and the Bank, and for each year of service thereafter, to be distributed from treasury shares in January of the following calendar year; and (ii) payment to the President and CEO of the Company and the Bank for his service on the Boards of Directors of the Company and the Bank in an amount equal in value to the average compensation awarded to non-employee directors who have
served twelve (12) months of the previous year.   The maximum number of shares of Company common stock that may be granted under the Plan may not exceed twenty thousand (20,000) per year.  The Plan was amended, effective January 1, 2012, to provide that the value of a share of common stock granted under the Plan shall be determined as the average of the closing prices of a share of common stock as quoted on the applicable established securities market for each of the prior thirty (30) trading days ending on
December 31st of the calendar year.

(2)  Incentive Compensation Plan.  The Incentive Compensation Plan replaces the President and CEO Bonus Plan that was in effect prior to January 1, 2012.  The purpose of the Incentive Compensation Plan is to attract and retain highly qualified officers and key employees, and to motivate such persons to serve the Company and the Bank and to expend maximum effort to improve the business results and earnings of the Company by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.  To this end, the Incentive Compensation Plan provides for the discretionary grant of unrestricted stock, i.e., common stock of the Company that is free of any restrictions, such as restrictions on transferability, to select officers and key employees as designated by the Board in its sole discretion.  The maximum number of shares that can be awarded as unrestricted stock under the Incentive Compensation Plan to any individual is ten thousand (10,000) per calendar year; and the maximum amount that may be earned in cash as an Incentive Award in any calendar year by any individual is
$300,000.   The right of any eligible employee to receive a grant of an incentive award, whether in the form of  cash or unrestricted stock, is subject to performance standards that are specified by either the Compensation Committee or the Board.

(3) Restricted Stock Plan.  The Restricted Stock Plan, in effect as of June 16, 2010, is designed to align the interests of the
Company’s executives and senior managers with the interests of the Company and its shareholders, to insure the Company’s compensation practices are competitive and comparable with those of its peers, and to promote the retention of select management-
level employees.  Under the terms of the Plan, the Company may make discretionary grants of restricted shares of the Company’s common stock to or for the benefit of employees selected to participate in the Plan.  Each officer of the Company, other than the
Company’s chief executive officer, is eligible to participate in the Plan.  Awards are based on the performance, responsibility and contributions of the NEOs and other senior officers and are targeted at an average of the peer group. The maximum number of shares of the Company’s common stock that may be awarded as restricted shares to Plan participants may not exceed ten thousand (10,000)
per calendar year. Twenty percent of the restricted stock awarded to a participant vests each year commencing with the first anniversary date of the award and is 100 percent vested on the fifth anniversary date.  Except in the case of the participant’s death, disability, or in the event of a change in control, the participant’s unvested shares of unrestricted stock will be forfeited if the participant leaves the employ of the Company or the Bank, with or without cause, or if the participant retires prior to attainment of age 65.

               The Board of Directors unanimously recommends a vote FOR approval of the Directors’ Compensation Plan, the
Incentive Compensation Plan, and the Restricted Stock Plan.

RELATED MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act of 1934 requires directors and certain officers of Chemung Financial and persons who beneficially own more than ten percent of the outstanding shares of Chemung Financial’s common stock to file reports of beneficial ownership and changes of beneficial ownership of shares of common stock with the Securities and Exchange Commission (“SEC”).
SEC regulations require such persons to furnish the Company with copies of all Section 16(a) reports they file.  Based solely upon review of the copies of such reports furnished to the Company and its representatives and certain representations that no other reports were required, all persons subject to the SEC reporting requirements filed the required reports on a timely basis except that Mr.
Potter purchased shares on December 5 and 6, 2011 and filed a report on December 12, 2011.

Certain Transactions with Related Parties

A number of Chemung Financial’s directors, members of executive management and their associates are customers of
Chemung Canal Trust Company.  Any extensions of credit made to them are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable loans with persons not related to the Company and do not involve more than normal risk of collectability or present other unfavorable features to the Bank.

The law firms of Sayles & Evans, of which Ms. Drinkwater is a partner and Nixon Peabody LLP, of which Mr. Eggers is a senior counsel, each provided legal services to the Company in 2011.  The amounts paid to each of these entities were less than the established reporting thresholds.  The Bank’s policy requires that a review of related party transactions over $100,000 be conducted for potential conflict of interest and all such transactions be approved by the Board.

Code of Ethics

The Board of Directors has adopted a Code of Ethics for Senior Financial Officers, which applies to Chemung Financial’s chief executive officer, the chief auditor and other senior officers performing accounting, auditing, financial management or similar functions.  This Code of Ethics supplements a Code of Business Conduct and Ethics, which governs all employees, officers and directors.  Both codes can be viewed at the Corporate Governance link on the home page of the Bank’s website at
www.chemungcanal.com/home/info.governance.

AUDIT AND RISK MANAGEMENT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors, the Chemung Financial Corporation’s Audit and
Risk Management Committee assists the Board in fulfilling its oversight responsibilities for the integrity of the Company’s financial statements, systems of internal accounting and financial controls, compliance with legal and regulatory requirements, and the independent auditor’s qualifications, independence and performance, as well as the performance of its internal audit function.
The members of the Audit Committee meet the independence requirements of applicable laws and rules as determined by the Board.
Five meetings of the Audit Committee were held during 2011. The charter was revised in February 2012 and can be viewed on the Bank’s website www.chemungcanal.com/home/info.governance.

On March 20, 2012, the Audit Committee appointed the independent registered public accounting firm, Crowe Horwath LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2012.

The Audit Committee has reviewed and discussed with management and with Crowe Horwath, the Company’s audited consolidated financial statements for the year ended December 31, 2011.  The Audit Committee has received from Crowe Horwath the written disclosures and the letter required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, relating to auditor independence.  The Audit Committee also discussed the quality and adequacy of the Company’s internal controls with management and the independent auditors. In addition, the Committee also reviewed with Crowe Horwath their audit plans, audit scope and identification of audit risks.

The Audit Committee discussed and reviewed with Crowe Horwath all communications required by Statement on Auditing
Standards No. 61, Communications with Audit Committees, and has discussed and reviewed the results of their examination of the financial statements.

Based upon the above-mentioned reviews and discussions with management and Crowe Horwath, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Chemung Financial
Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011 to be filed with the Securities and Exchange
Commission.

The Audit and Risk Management Committee:

Larry Becker., Chairman	John F. Potter
William D. Eggers	Robert L. Storch
Ralph H. Meyer

Fees Paid to Independent Registered Public Accounting Firm

Fees billed by Crowe Horwath LLP relating to the years ending in 2011 and 2010 are provided in the following table.
All services provided by Crowe Horwath in 2011 and 2010 were pre-approved by the Audit Committee.

Type of Service	Fiscal Years Ended December 31,
	2011	2010
Audit Fees	$215,000	$197,500
Audit-Related Fees	0	9,500
All Other Fees	2,495	3,660
Total Fees	$217,495	$210,660

The audit fees were for professional services rendered for the audit of the Company’s annual financial statements, management’s report on internal control over financial reporting and review of financial statements included in the Company’s
Quarterly Reports on Form 10-Q, and services that are normally provided by Crowe Horwath in connection with statutory and regulatory filings or engagements.

Audit related fees for 2010 were for professional services rendered in connection with acquisition related regulatory filings.

The “Other Fees” billed to the Company by Crowe Horwath for 2010 and 2011 include software licenses and audit work paper fees.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves the audit and permissible non-audit services provided by the independent auditors.  These services may include audit services, non-audit services, audit-related services, tax services and other services.  Crowe Horwath and management periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date.  The Audit Committee may also pre-approve additional services on a case-by-case basis.  In the period between meetings of the Audit Committee, the Audit Committee Chair or a delegated sub-committee is authorized to pre-approve such services provided that such pre-approval is ratified by the Committee at its next regularly scheduled meeting.

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Risk Management Committee has appointed Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. Although shareholder approval of the appointment of Crowe
Horwath is not required, the Board believes that it is important to give shareholders an opportunity to ratify this selection. If it is not ratified, the Audit Committee will consider the shareholders’ views in future selections of the Company’s independent auditors.

           A representative of Crowe Horwath is expected to be present at the Annual Meeting and available to respond to appropriate questions from shareholders.

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Crowe Horwath
LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

SHAREHOLDER PROPOSALS AT THE ANNUAL MEETING IN THE YEAR 2013

The Company’s Board will establish the date for the 2013 Annual Meeting of Shareholders.  In order for a shareholder to be entitled, under the regulations of the SEC, to have a shareholder proposal included in the Company’s Proxy Statement for the 2013 meeting, the proposal must be received by the Corporate Secretary of Chemung Financial Corporation at its principal executive offices, One Chemung Canal Plaza, Elmira, New York 14901, no later than December 3, 2012.  The shareholder must also satisfy the other requirements of SEC Rule 14a-8.  Note that this filing requirement is separate from the notice requirements described in this
Proxy Statement regarding the advance notice that is required before a shareholder is permitted to present a proposal for a vote at any annual meeting.

GENERAL

The Company’s 2011 Annual Report to Shareholders on Form 10-K, together with an abbreviated report for the twelve-
month period accompanies this proxy statement, which was mailed to shareholders on or about April 2, 2012.  The annual report is not part of the proxy solicitation materials.  The Annual Report on Form 10-K is available on the Bank’s website,
www.chemungcanal.com and will be furnished to any shareholder upon written request to the Corporate Secretary, One Chemung
Canal Plaza, Elmira, New York 14901.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be brought before the Annual Meeting other than as specified above.  If, however, any other matters should come before the 2012 Annual Meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their best judgment on such matters.

By Order of the Board of Directors

Jane H. Adamy
Secretary

Date:	April 2, 2012
One Chemung Canal Plaza
Elmira, New York 14901

APPENDIX A:

CHEMUNG FINANCIAL CORPORATION
DIRECTORS’ COMPENSATION PLAN
(As Amended and Restated effective January 1, 2012)

1.           PURPOSE:

The purpose of the Directors’ Compensation Plan (the “Plan”) is to enable the Chemung Financial Corporation (the
“Company”) to attract and retain persons of exceptional ability to serve as directors of the Company and of Chemung Canal
Trust Company (the “Bank”) and to further align the interests of directors and stockholders in enhancing the value of the common stock of the Company.  The Plan was originally established to provide for the cash payment of an annual retainer and fees to non-employee directors serving on the Board of Directors of the Company and the Bank.  The Plan was amended
December 21, 2005 to provide (i) payment of additional compensation to each non-employee director in shares of the
Company’s common stock in an amount equal to the total cash compensation earned by each non-employee director during the year for service on the Board of Directors of each of the Company and the Bank, and for each year of service thereafter, to be distributed from treasury shares on or about January 15 following the calendar year of service; and (ii) payment to the
President and CEO of the Company and the Bank for his service on the Boards of Directors of the Company and the Bank in
an amount equal in value to the average compensation awarded to non-employee directors who have served twelve (12)
months of the previous year.  The Plan is hereby further amended and restated, effective January 1, 2012, to add provisions regarding the grant price of the stock awards.

2.           DEFINITIONS:

For purposes of the Plan, the following terms shall have the following meanings:

“Annual Retainer” shall mean the annual retainer payable to a director serving on the Board of Directors of the Bank and the Company under the Company’s compensation policies for directors in effect from time to time.

“The Company Board” shall mean the Board of Directors of Chemung Financial Corporation.

“Common Stock” means the common stock of the Company.

“Fees” shall mean the amount, as determined under the Company’s compensation policies for directors in effect from time to time, payable to a director, in cash and/or in shares of the Common Stock, for attendance at meetings of the full
Board of Directors of the Company and the Bank, and for each committee meeting attended.  One fee is paid for attendance at meetings that serve both the Company and the Bank.

“Grant Price” means the average of the closing prices of a share of Common Stock as quoted on the applicable securities quotation service, established securities market or established national or regional exchange for each of the prior thirty trading (30) days ending on December 31st of the Year of Service.

“Payment Date” of the Annual Retainer and Fees means the date on or about January 15 following the Year of
Service.

“Year of Service” means the calendar year.

3.           ADMINISTRATION:

The Company Board shall be responsible for administering the Plan.  The Company Board shall have all of the powers necessary to enable it to properly carry out its duties under the Plan. Not in limitation of the foregoing, the Company
Board shall have the power to construe and interpret the Plan and to determine all questions that shall arise thereunder.  The
Company Board shall have such other and further specified duties, powers, authority and discretion as are elsewhere in the
Plan either expressly or by necessary implication conferred upon it.  The Company Board may appoint such agents as it may deem necessary for the effective performance of its duties, and may delegate to such agents such powers and duties as the
Company may deem expedient or appropriate that are not inconsistent with the intent of the Plan.  The decision of the
Company Board upon all matters within its scope of authority shall be final and conclusive on all persons, except to the extent otherwise provided by law.

4.           SHARES AVAILABLE:

The maximum number of shares of Common Stock that may be delivered under the Plan shall not exceed twenty thousand (20,000) per calendar year.  Shares delivered under the Plan may be original issue shares, treasury shares, authorized but unissued shares or shares purchased in the open market, all as determined by the Company Board from time to time.

5.           SHARES FOR ANNUAL RETAINER AND FEES:

The total number of shares of Common Stock to be issued with respect to the Annual Retainer and Fees payable to directors serving on the Boards of the Company and the Bank shall be determined by dividing the total amount of such
Annual Retainer and Fees by the Grant Price of the Common Stock. Any fractional shares shall be rounded up to the next whole share.  Certificates for the shares of Common Stock payable under this Section shall be delivered as soon as practicable after the Payment Date.

6.           ADJUSTMENTS IN AUTHORIZED SHARES:

In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Internal Revenue Code
Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of shares of Common Stock which may be delivered under the Plan as may be determined to be appropriate and equitable by the Company Board, in its sole discretion, to prevent dilution or enlargement of rights.

7.           RESALE OF SHARES:

The Company may impose such restrictions on the sale or other disposition of shares issued under this Plan as the
Company Board deems necessary to comply with applicable securities laws.  Certificates for shares issued under this Plan may bear such legends as the Company deems necessary to give notice of such restrictions.

8.           COMPLIANCE WITH LAW AND OTHER CONDITIONS:

No shares shall be issued under this Plan prior to compliance by the Company, to the satisfaction of its counsel, with any applicable laws.  The Company shall not be obligated to (but may in its discretion) take any action under applicable federal or state securities laws (including registration or qualification of the Plan or the Common Stock) necessary for compliance therewith in order to permit the issuance of shares hereunder, except for actions (other than registration or qualification) that may be taken by the Company without unreasonable effort or expense and without the incurrence of any material exposure to liability.

9.           AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN:

The Company Board shall have the right and power at any time and from time to time to amend the Plan in whole or in part and at any time to terminate the Plan; provided, however, that an amendment to the Plan may be conditioned on the approval of the stockholders of the Company if and to the extent the Company Board determines that stockholder approval is necessary and appropriate.  No amendment, modification or termination of the Plan shall adversely affect in any material way the payment of any Annual Retainer and Fees earned for services provided by a director(s) to the Boards of the Company and the Bank.

10.           MISCELLANEOUS:

The Plan shall be construed, administered, regulated and governed in all respects under and by the laws of the
United States to the extent applicable, and to the extent such laws are not applicable, by the laws of the state of New York.
The Plan shall be binding on the Company and any successor in interest of the Company.

IN WITNESS WHEREOF, Chemung Financial Corporation has caused this Plan to be executed by its duly authorized officer as of the day and year first above written.

CHEMUNG FINANCIAL CORPORATION

By:           /s/Ronald M. Bentley
Ronald M. Bentley
President and Chief Executive Officer

CHEMUNG FINANCIAL CORPORATION
    INCENTIVE COMPENSATION PLAN
  (As Amended and Restated January 1, 2012)

Chemung Financial Corporation, a New York corporation (“Chemung Financial” or the “Company”), sets forth the terms of its Incentive Compensation Plan (the “Plan”), as follows:

PURPOSE

The purpose of the Plan is to enhance the Company’s and its Affiliates’ ability to attract and retain highly qualified officers and key employees, and to motivate such persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.  To this end, the Plan provides for the grant of Unrestricted Stock (as defined below) and cash awards to select officers and key employees.  These awards are designed to be performance-based incentives to reward attainment of annual and long-term performance goals.

DEFINITIONS

For purposes of the Plan and related documents, the following terms shall have the following meanings:

“Affiliate” means, with respect to the Company, Chemung Canal Trust Company, and any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of
Regulation C under the Securities Act, including without limitation, any subsidiary of the Company within the meaning of
Section 424(f) of the Code.

“Board” means the Board of Directors of Chemung Financial Corporation.

“Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

“Committee” means a committee of, and designated from time to time by resolution of the Board, which shall be constituted as provided in Section 3.2.

“Common Stock” means the common stock of the Company.

“Director” means a member of the Boards of Directors of Chemung Financial Corporation and of Chemung Canal
Trust Company.

“Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

“Grant Price” means the average of the closing prices of a share of Common Stock as quoted on the applicable securities quotation service, established securities market or established national or regional exchange for each of the prior thirty trading days ending on December 31st of the calendar year in which the Performance Period occurs.

“Grantee” means a person who receives or holds an Incentive Award under the Plan.

“Incentive Award” means a grant of Unrestricted Stock or cash payable as a reward for attainment of annual or long-
term performance goals pursuant to the provisions of the Plan.

“Outside Director” means a member of the Boards of Directors of the Company and the Bank who is not an officer or employee of the Company.

“Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout with respect to an Incentive Award.

“Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

“Unrestricted Stock” means a grant of Common Stock that is free of any restrictions awarded pursuant to the provisions of this Plan.

INCENTIVE AWARD ELIGIBILITY AND LIMITATIONS

Eligibility to Participate
Subject to this Section 3, Incentive Awards may be made to such eligible officers or key employees of the Company or of any Affiliate (“Participant(s)”) as the Board or the Committee shall determine from time to time.

Unrestricted Stock
The Board or Committee may grant Unrestricted Stock to Participants of the Plan as it shall determine in its sole discretion. A grant of Unrestricted Stock shall be evidenced by a written document which sets forth the number of shares of
Unrestricted Stock which have been granted as part of the Incentive Award. Each share of Unrestricted Stock shall have a value equal to the Grant Price.  Pursuant to Section 4.3, the Board or Committee shall set performance goals for each
Participant which, depending on the extent to which they are met, will determine the number of shares of Unrestricted Stock that will be granted to the Participant.

Limitation on Shares of Stock Subject to Awards and Cash Awards
During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:
the maximum number of shares that can be awarded as Unrestricted Stock under the Plan to any Participant as an Incentive
Award is ten thousand (10,000) per calendar year; and the maximum amount that may be earned in cash as an Incentive
Award  in any calendar year by any person eligible for an Incentive Award  shall be $300,000.

TERMS AND CONDITIONS OF INCENTIVE AWARDS

Form and Timing of Payment of Incentive Awards
The Board or the Committee, in its sole discretion, may pay Incentive Awards in the form of cash or in Unrestricted
Stock (or in a combination thereof) equal to the value of the Incentive Award as soon as practicable after the end of the applicable calendar year.

Performance Conditions
The right of an eligible officer or key employee to receive a grant or settlement of any Incentive Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board or the Committee.  The
Board or the Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

Performance Goals Generally
The performance goals for Incentive Awards shall generally consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Board or the Committee.  Performance goals shall be objective and shall include the requirement that the level or levels of performance targeted by the Board or the
Committee result in the achievement of the specified performance goals. The Board or the Committee may determine that
Incentive Awards shall be granted upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant.

Timing For Establishing Performance Goals
Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Incentive Awards, or at such other date as may be determined by the Board or the Committee.

Adjustment of Incentive Awards
The Board or Committee shall retain the discretion to adjust Incentive Awards upward or downward, either on a formula or discretionary basis, or any combination as the Board or Committee determines.

ADMINISTRATION OF THE PLAN

Board
The Board shall have such powers and authorities related to the administration of the Plan, as are consistent with the
Company’s certificate of incorporation and by-laws of the Company and applicable law.  The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan.  The interpretation and construction by the Board of any provision of the Plan, shall be final, binding and conclusive.

Committee
The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the
Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law.

Except as provided in subsection (ii) below and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two or more Outside Directors of the Company who: (a)
qualify as “outside directors” within the meaning of Section 162(m) of the Code and who (b) meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and who (c) comply with the independence requirements of the stock exchange or securities association on which the Common Stock is listed.

The Board may also appoint one or more separate committees of the Board, each composed of one or more
Directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees who are not executive officers or Directors of the Company, who may grant Awards under the Plan to such employees, and may determine all terms of such Awards.

In the event that the Plan provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section.  Unless otherwise expressly determined by the
Board, any such action or determination by the Committee shall be final, binding and conclusive.  To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board.

No Liability
No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

Share Issuance/Book-Entry
Notwithstanding any provision of this Plan to the contrary, the issuance of Common Stock under the Plan may be evidenced in such a manner as the Board, in its discretion, deems appropriate, including, without limitation, book-entry registration or issuance of one or more Common Stock certificates.

Amendment and Termination of the Plan
The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of
Common Stock as to which Incentive Awards have not been made.  An amendment shall be contingent on the approval of the
Company’s shareholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange or securities association listing requirements.  In addition, an amendment will be contingent on approval of the
Company’s shareholders if the amendment would: (i) materially increase the benefits accruing to participants under the Plan;
(ii) materially increase the aggregate number of shares of Common Stock that may be issued under the Plan; or (iii)
materially modify the requirements as to the eligibility for participation in the Plan.  No Incentive Award shall be made after termination of the Plan.  No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Incentive Award theretofore awarded under the Plan.

REQUIREMENTS OF LAW

General
The Company shall not be required to issue any shares of Common Stock under any Incentive Award if the issuance of such shares would constitute a violation by the Grantee, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations.  If at any time the
Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Incentive
Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Common Stock may be issued to the
Grantee unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the
Award.  The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities
Act.

Rule 16b-3
During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Common Stock distributed pursuant to the Plan will qualify for the exemption provided by Rule 16b-3 under the Exchange Act.  To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan.  In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

EFFECT OF CHANGES IN CAPITALIZATION

Changes in Common Stock
In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Internal Revenue Code
Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of shares of Common Stock which may be delivered under the Plan as may be determined to be appropriate and equitable by the Company Board, in its sole discretion, to prevent dilution or enlargement of rights. Adjustments under this Section 7.1 shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

No Limitations on Company
The making of Incentive Awards pursuant to the Plan shall not affect or limit in any way the right or power of the
Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

GENERAL PROVISIONS

Disclaimer of Rights
No provision in the Plan shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the
Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company.  The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein.

Nonexclusivity of the Plan
Neither the adoption of the Plan, nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options.

Captions
The use of captions in    the Plan is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or Award Agreement.

Severability
If any provision of the Plan shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

Governing Law
The validity and construction of this Plan, and the instruments evidencing the Incentive Awards under the Plan shall be governed by the laws of the State of New York, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan, and the instruments evidencing the Incentive Awards granted under the Plan to the substantive laws of any other jurisdiction.

To record adoption of the Plan by the Board as of January 1, 2012, and approval of the Plan by the shareholders on
May 10, 2012, the Company has caused its authorized officer to execute this document.

CHEMUNG FINANCIAL CORPORATION

By:           /s/Ronald M. Bentley
 Ronald M. Bentley

Title:        President & Chief Executive Officer

CHEMUNG FINANCIAL CORPORATION
RESTRICTED STOCK PLAN
(Effective June 16, 2010)
ARTICLE I
 PURPOSE

1.1           Purpose.  The purposes of the Chemung Financial Corporation Restricted Stock Plan (“Plan”) established by the Chemung Financial Corporation and its successors and assigns (“Company”) are (a) to align the interests of the
Company’s executives and senior managers with the interests of the Company and its stockholders, (b) to insure the
Company’s compensation practices are competitive and comparable with those of its peers, and (c) to promote the retention of selected management-level employees.  Pursuant to the Plan, the Company may make discretionary grants (each an
“Award”) of restricted shares of the Company’s common stock (“Common Stock”) to or for the benefit of employees selected to participate in the Plan, subject to the terms and conditions set forth in this Plan and in grant agreements evidencing the awards made hereunder.

ARTICLE II
ELIGIBILITY AND PARTICIPATION

2.1           Eligible Employees.  Each officer of the Company, other than the Company’s chief executive officer, (each an “Eligible Employee”) is eligible to participate in the Plan.

2.2           Participation.  Each Plan Year, the Committee may, but shall not be required to, select certain Eligible
Employees to receive Awards under the Plan during such Plan Year.  Each Eligible Employee so selected shall be referred to herein as a “Participant” in the Plan for the Plan Year(s) in which he or she is designated to receive an Award hereunder.
The Committee’s selection or non-selection of Participants for any Plan Year shall be entirely within the Committee’s discretion.

ARTICLE III
SHARES SUBJECT TO AWARD

3.1           Number of Shares.  The number of shares of the Company’s Common Stock which may be made the subject of Awards hereunder shall not exceed  10,000 shares per year.

3.2           Adjustments to Number of Shares.  Shares of Common Stock withheld to pay withholding taxes with respect to any Award shall reduce the number of shares available hereunder to the same extent as if the shares so withheld had been delivered to the recipient  In the event that there shall occur any recapitalization, reclassification, stock dividend, stock split, reverse stock split, merger, reorganizations, consolidation, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction or event that affects the Company’s Common Stock, the Committee may, in any manner and to the extent as it may deem equitable, adjust the number or kind of shares available for Awards under the Plan and the number and kind of shares subject to outstanding Awards.

3.3           Character of Shares Subject to Awards.  Shares issued via Awards under the Plan may be either authorized but unissued shares of Common Stock or treasury stock.

ARTICLE IV
GRANT AGREEMENTS

4.1           Grant Agreements.  Each Award shall be evidenced by a Grant Agreement which sets forth the number of shares of Restricted Stock which are the subject of such Award and the terms and conditions on which the Award is made.
The terms and conditions of any Award set forth in any Grant Agreement shall be as the Committee determines appropriate;
provided, however, that the terms and conditions of the Plan shall govern in the event of any inconsistency between the Plan and any Grant Agreement.

ARTICLE V
ADMINISTRATION

5.1           Plan Administrator.  The Plan shall be administered by the Compensation & Personnel Committee of the
Board (“Committee”) or any successor thereto.  The full Board may, in its discretion, perform any function of the Committee hereunder, in which case, the term “Committee” shall refer to the Board.

5.2           Authority of Committee.  The Committee shall make a recommendation to the Board with respect to all actions and determinations required or contemplated under the Plan including, without limitation:

(a) to interpret and construe the Plan and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan;

(b) to amend or modify the terms of this Plan, of any Grant Agreement, and/or of any Award hereunder;

(c) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

(d) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

All decisions, determinations and other actions of the Board made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

5.3           Delegations of Authority.  The Committee may delegate to any employee or officer of the Company or to any third party any power or authority of the Committee over the administration of the Plan, other than the power and authority to select Participants or to make Awards, to such extent and on such terms as the Committee may determine appropriate.

5.4           Limitation on Liability.  No member of the Committee or person to whom the Committee has delegated any of its power or authority under this Plan shall be liable for any action taken in good faith with respect to the Plan or for any Award made hereunder.

5.5           Designation of Beneficiaries.  Each Participant shall have the right, at any time, to designate any person or persons as his beneficiary or beneficiaries to whom all amounts otherwise due hereunder shall be paid in the event of his or her death.  Any such designation shall become effective upon filing a written designation with the Committee.  The
Committee may require that designations be made on a form acceptable to the Committee.

ARTICLE VI
RESTRICTIONS, FORFEITURES, & VESTING

6.1           Shareholder Rights.  Except as otherwise provided in this Article and as may otherwise be provided in a relevant Grant Agreement, each holder of one or more shares of Restricted Stock shall have, with respect to such shares, all of the rights of a shareholder of the Common Stock, including, without limitation, the right to vote said Restricted Stock.

6.2           Limits on Transferability.  Prior to vesting, the holder of a share of Restricted Stock shall not be permitted to sell, transfer, pledge, assign, encumber, or otherwise dispose of said share, except to the extent expressly permitted (if at all) by the Grant Agreement evidencing the Award of which the share was a part.

6.3           Stock Certificates.  A Participant shall not be entitled to receive a stock certificate representing one or more shares of Restricted Stock until all restrictions on such Restricted Stock have lapsed.  The Company shall have the right to require the placement of a restrictive legend on certificates representing any such share referencing the restrictions to which such Restricted Stock is subject.

6.4           Termination of Employment.

(a)           In the event a Participant’s employment with the Company is terminated, with or without cause, or the
Participant retires from the Company before attainment of Normal Retirement Age, other than on account of the Participant’s death, Disability, or a Change in Control, the Participant’s unvested shares of Restricted Stock shall be immediately forfeited, without compensation to the Participant.

(b)           Upon a Participant’s termination of employment with the Company on or after the Participant’s attainment of Normal Retirement Age or on account of the Participant’s death, Disability, or a Change in Control, the Participant’s shares of Restricted Stock shall immediately vest and all restrictions thereon shall lapse.

(c)           The Committee shall determine the extent to which any Participant’s leave of absence for military or other government service, illness, temporary disability, or other reason shall be treated as a termination of employment described in subsections (a) or (b) above and the effect on the Participant’s Restricted Stock.

6.5           Vesting.  Except as otherwise set forth in the Plan, shares of Restricted Stock shall vest and the restrictions thereon shall lapse in accordance with the following schedule:  On each anniversary of the date of the Award pursuant to which a share of Restricted Stock is granted to a Participant, commencing with the first anniversary of such date, 20% of the shares granted as part of the Award shall vest until the fifth anniversary of such date, at which time all shares granted as part of the Award shall be fully vested.

ARTICLE VII
TAXES

7.1           Authority to Withhold Taxes.  Notwithstanding Section 7.2, the Company shall, to the extent permitted by applicable law, have the right to deduct from the amount of any Award or payment due to a Participant or other person hereunder, any taxes of any kind required by law to be withheld with respect to any such Award or payment.

7.2           Section 83(b) Election.  If a Participant elects, pursuant to Section 83(b) of the Code, to include in his or her gross income for federal income tax purposes, an amount equal to the fair market value of the shares of Restricted Stock subject to an Award, the Participant shall make arrangements satisfactory to the Company to pay to the Company any federal, state, or local taxes required to be withheld with respect to such Award.  If such an election is not made, then at the time a
Participant’s Restricted Stock vests, the Participant shall, upon notification of the amount due thereon, pay to the Company all amounts necessary to satisfy applicable federal, state, and local withholding tax requirements or shall otherwise make arrangements satisfactory to the Company to satisfy such requirements.

ARTICLE VIII
AMENDMENT AND TERMINATION

8.1           Amendment.  The Board may amend this plan in whole or in part at any time and in any manner as it may deem advisable.  Amendments shall be made only by written instrument duly executed by the Board or a duly authorized representative of the Board.

8.2           Termination.  The Board may suspend or terminate the Plan in whole or in part at any time by delivery of written notice of termination or suspension to the Committee.  Shares of Restricted Stock granted under the Plan which are not vested and outstanding on the date of suspension or termination of the Plan shall remain outstanding and subject to the terms and conditions set forth herein shall continue to vest, unless otherwise specified by the Committee or the Board.

ARTICLE IX
GENERAL PROVISIONS

9.1           No Implied Rights.  None of the establishment of the Plan, its operation, any provisions of the Plan or of any Grant Agreement, or any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Participant, Eligible Employee, or any other person any right to a continuation of his or her employment with the Company or to receive his or her current (or any other) rate of compensation therefor.

9.2           Unfunded Plan.  The benefits provided under this Plan shall be general, unsecured obligations of the
Company, payable solely from the general assets of the Company, and no Participant nor any Participant’s permitted transferee shall have any interest in any assets of the Company by virtue of this Plan, except as a general unsecured creditor of the Company.

9.3           Construction.  Article and Section headings herein are provided for reference only and shall not affect the interpretation or construction of any provision of this Plan.  Reference to any statute, regulation, rule or other legal authority shall be construed as including reference to any amendment to or successor of such statute, regulation, rule, or authority.

9.4           Representations and Warranties by Participants.  The Company may condition any Award on its receipt from the Participant designated to receive such Award any and all such representations and warranties and opinions of counsel as the Committee may deem necessary or appropriate to ensure that the Award and/or the issuance of Common Stock pursuant to the Award complies with the requirements of all applicable federal and state securities laws, including but not limited to the requirements of exemptions from registration under such laws.

9.5           No Obligation to Register Shares.  Nothing in this Plan or in any Grant Agreement shall obligate the
Company to undertake any registration of shares of Common Stock which are the subject of Awards hereunder.

9.6           Compliance with Legal and Other Requirements.

(a) No Award shall be granted, no Common Stock or Restricted Stock shall be issued, and no certificates for shares of Common Stock or Restricted Stock shall be delivered under this Plan or under any Grant Agreement except in conformance with the requirements of all applicable Laws.  The Company shall have the right to rely on an opinion of its counsel as to such compliance.  Any certificate issued to evidence shares of Restricted Stock or Common Stock awarded hereunder may bear such legends and statements as the Committee may deem advisable to assure compliance with applicable
Laws.  No Award shall be granted, no Common Stock or Restricted Stock shall be issued, and no certificate representing
Common Stock or Restricted Stock shall be delivered under this Plan unless and until the Company has obtained all consents or approvals as the Committee may deem necessary or advisable from any regulatory authority having jurisdiction over such matters.

(b)           It is intended that this Plan shall not constitute a “nonqualified deferred compensation plan” and that no
Award hereunder shall provide for a “deferral of compensation” as those terms are defined by Section 409A of the Code.
The Committee shall have the authority to take any and all actions, with or without advance notice to any Participant or any other party, including, without limitation, amendment of the Plan and/or of the terms of any Grant Agreement on a prospective or retroactive basis as may be necessary to cause any of the foregoing to comply with the applicable requirements of Section 409A of the Code or to no longer be subject to the such requirements.

(c)           With respect to Participants subject to the requirements of Section 16 of the Securities Exchange Act of
1934, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 thereunder.  To the extent any provision of this Plan or action by the Committee would fail to be in compliance with such conditions, they may be deemed null and void by the Committee.

9.7 Amendment and Termination.  This Plan may be amended or terminated at any time by written instrument;
provided, however, that any amendment (except for remedial amendments required to satisfy the requirements of applicable securities or tax laws) of the Plan that would have a material adverse effect on the rights of a Participant under any outstanding Award shall not be valid with respect to such Award without the Participant’s consent.

9.8 Governing Law.  This plan shall be governed by the laws of the State of New York, to the extent not preempted by application of federal law.

ARTICLE X
  DEFINITIONS

Capitalized terms in the Plan shall have the meanings ascribed to them below, unless the relevant context clearly requires otherwise.

10.1 Award means an award of Restricted Stock under the Plan.

10.2 Board means the board of directors of the Company.

10.3 Change in Control means (a) a majority of the members of the Board of Directors are replaced, by election or otherwise, within a twelve-month period; (b) any person becomes the beneficial owner of more than fifty percent (50%) of the voting power of any class of voting stock of the Company without the prior approval of the Board; (c) a merger or consolidation of the Company or of any subsidiary of the Company, other than a merger or consolidation with respect the requirements of (A) and (B) are satisfied: (A) the voting securities of the company outstanding immediately prior to the merger or consolidation continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than fifty percent (50%) of the combined voting power of the securities of the surviving entity or the parent of the surviving entity outstanding immediately after the consummation of the merger or consolidation, and (B) individuals who constitute the Board immediately prior to the execution of the definitive agreement pertaining to such merger or consolidation continue immediately following such merger or consolidation to represent a majority of the membership of the board of directors of the surviving entity or the parent of such entity; or (d) the Company enters into a binding agreement whereby it shall be required to dispose of all or substantially all of its assets, unless such \
agreement and disposition is approved by a majority of the Board.

10.4 Code means the Internal Revenue Code of 1986.

10.5 Committee has the meaning given such term by Article V of this Plan.

10.6 Common Stock means the common stock of the Company.

10.7 Company means the Chemung Financial Corporation, a New York business corporation having its principal offices located at One Chemung Canal Plaza, Elmira, New York 14901.

10.8 Disability means disability as defined by the Bank’s disability policies.  The Committee shall have the right, in its exclusive discretion, to determine whether a Participant has terminated employment with the Company on account of any Disability.

10.9 Eligible Employee has the meaning given such term by Article II of this Plan.

10.10 Grant Agreement means a written agreement, including any amendment or supplement thereto, between the
Company and a Participant specifying the terms and conditions of an Award granted to such Participant.

10.11 Law means any Federal, state, or local law, rule, or regulation or any guidance or other binding authority, the final order of any court or other authority of competent jurisdiction, or any applicable rule of any securities exchange on which the Company’s securities shall be listed or traded.

10.12 Normal Retirement Age means age sixty-five (65).

10.13 Participant means a person who is awarded Restricted Stock under the Plan.

10.14 Plan means the Chemung Financial Corporation Restricted Stock Plan embodied by this document, as it may be amended or supplemented from time to time.

10.15 Plan Year means the fiscal year of the Company.

10.16 Restricted Stock means the shares of Common Stock granted under this Plan that are no longer subject to restrictions under the Plan or the Grant Agreement.

IN WITNESS WHEREOF, the Company has caused this Plan to be adopted on this 16th day of June, 2010, to be effective as of the date first set forth above.

CHEMUNG FINANCIAL CORPORATION

/s/Ronald M. Bentley
Ronald M. Bentley
President & Chief Executive Officer

0

CHEMUNG FINANCIAL CORPORATION

Annual Meeting of Shareholders - May 10, 2012

This proxy is solicited on behalf of the Board of Directors

The undersigned shareholder(s) hereby appoint(s) Jane H. Adamy and John R. Battersby Jr., proxies, with power to act without the other and with the power of substitution, and hereby authorizes them to represent and vote as designated on the items on the reverse side, and at the discretion of said proxies on such other matters as may properly come before the meeting, all the shares of stock of Chemung Financial Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Shareholders of the Company to be held May 10, 2012 or any adjournment thereof.

(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

CHEMUNG FINANCIAL CORPORATION

May 10, 2012

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting, proxy statement and proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=01079

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20503330300000000000 8 051012

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS IN ITEMS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ David J. Dalrymple
- ○ William D. Eggers
- ○ John F. Potter
- ○ Robert L. Storch
- ○ Jan P. Updegraff

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTA
2. To approve the Company's Equity Compensation Plans:			
Directors' Compensation Plan	☐	☐	☐
Incentive Compensation Plan	☐	☐	☐
Restricted Stock Plan	☐	☐	☐
3. To ratify the appointment of Crowe Horwath as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012.	☐	☐	☐

This proxy will, when properly executed, be voted as directed by the shareholder.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

If no direction is given, this proxy will be voted 'For' the election of the nominees in Item 1 and 'For' proposals in Items 2 and 3.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____ Date: ____ Signature of Shareholder ____ Date: ____

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.